California | Colorado | Georgia | Illinois | New Jersey | New York | Texas | Virginia | Washington Fixed Income Presentation July 2026 NASDAQ | HAFC Exhibit 99.1

TABLE OF CONTENTS TERMS OF THE PROPOSED OFFERING HANMI FINANCIAL CORPORATION OVERVIEW 2Q26 PERFORMANCE RESULTS BALANCE SHEET COMPOSITION AND TRENDS ASSET QUALITY CAPITAL AND LIQUIDITY NON-GAAP RECONCILIATION 6 8 12 20 27 33 40

FORWARD-LOOKING STATEMENTS Hanmi Financial Corporation (the “Company”) cautions investors that any statements contained herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those statements regarding operating performance, financial position, financial results and liquidity, business strategies, regulatory, economic and competitive outlook, investment and expenditure plans, capital and financing needs and availability, litigation, plans and objectives, merger or sale activity, and all other forecasts and statements of expectation or assumption underlying any of the foregoing. These statements involve known and unknown risks and uncertainties that are difficult to predict. Investors should not rely on any forward-looking statement and should consider risks, such as a failure to maintain adequate levels of capital and liquidity to support our operations, general economic and business conditions internationally, nationally and in those areas in which we operate, including any potential recessionary conditions, volatility and deterioration in the credit and equity markets, changes in investor sentiment or consumer spending, borrowing and savings habits, availability of capital from private and government sources, demographic changes, competition for loans and deposits and failure to attract or retain loans and deposits, inflation and fluctuations in interest rates that reduce our margins and yields, the fair value of financial instruments, the level of loan originations or prepayments on loans we have made and make, the level of loan sales and the cost we pay to retain and attract deposits and secure other types of funding, our ability to enter new markets successfully and capitalize on growth opportunities, the current or anticipated impact of military conflict, terrorism, or other geopolitical events, the effect of potential future supervisory action against us or Hanmi Bank and our ability to address any issues raised in our regulatory exams, risks of natural disasters, legal proceedings and litigation brought against us, risks associated with cybersecurity threats, data breaches, ransomware attacks, or other failures in our operational or security systems and infrastructure, including the risks arising from our dependence on third-party service providers and vendors, the failure to maintain current technologies, risks associated with Small Business Administration loans, failure to attract, develop, or retain key employees, our ability to access cost-effective funding, the imposition of tariffs or other domestic or international governmental policies or trade restrictions, and any retaliatory measures impacting our borrowers and the broader economy, the impact of a potential federal government shutdown, which may impact on our ability to effect sales of Small Business Administration loans or debt ceiling impasses or fiscal uncertainty, changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio, fluctuations in real estate values, changes in accounting policies and practices, changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums and changes in the monetary policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the ability of Hanmi Bank to make distributions to Hanmi Financial Corporation, which is restricted by certain factors, including Hanmi Bank’s retained earnings, net income, prior distributions made, and certain other financial tests, strategic transactions we may enter into, including the costs associated with the evaluation of any strategic opportunities and the overall effects of any acquisitions or dispositions we may make, the adequacy of and changes in the economic assumptions and methodology for computing our allowance for credit losses, our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses, changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements, and our ability to control expenses. Forward-looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in our earnings release dated July 21, 2026, including the section titled “Forward Looking Statements” and the Company’s most recent Form 10-K, 10-Q and other filings with the Securities and Exchange Commission. The Company disclaims any obligation to update or revise the forward-looking statements herein.

NON-GAAP FINANCIAL INFORMATION This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These non-GAAP measures include tangible common equity to tangible assets, tangible common equity per share (including without the impact of available for sale securities on the accumulated other comprehensive income) and pro forma regulatory capital. Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided at the end of this presentation.

SAFE HARBOR STATEMENT The information contained in this presentation is a summary and is not complete. It has been prepared for use only in connection with the proposed private placement (the "Offering") of subordinated notes of Hanmi Financial Corporation (the "Company") (the "Securities"). The offer and sale of the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are being offered in a private placement exempt from registration under the Securities Act and other applicable securities laws and may not be re-offered or re-sold absent registration or an applicable exemption from the registration requirements. The Securities are being offered only to entities that qualify as institutional "accredited investors," as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated by the SEC under the Securities Act, and "qualified institutional buyers" as defined in Rule 144A under the Securities Act. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company. Neither this presentation nor any of the information contained herein may be reproduced or distributed, directly or indirectly, to any other person and is provided conditioned upon, and subject to, an agreement regarding confidentiality between the Company and the original recipient hereof. This presentation is provided for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers solely for the purposes of enabling them to determine whether they wish to proceed with further investigation of the Company and the Offering. As it is a summary, such information is not intended to and does not contain all the information that you will require to form the basis of any investment decision. The information contained in this presentation speaks only as of the date hereof. Neither the delivery of this presentation nor any eventual sale of the Securities shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the Company's business affairs described herein after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to the future performance of the Company or any of its subsidiaries and affiliates. Neither the Company nor any of its subsidiaries and affiliates undertakes any obligation to update or revise this presentation except to the extent required by applicable law. The Company anticipates providing you with the opportunity to ask questions, receive answers, obtain additional information, and complete your own due diligence review concerning the Company and the Offering prior to entering into any agreement to offer and sell the Securities to investors. By accepting delivery of the information contained herein, you agree to undertake and rely upon your own independent investigation and analysis and consult with your own attorneys, accountants, and other professional advisors regarding the Company and the merits and risks of an investment in the Securities, including all related legal, investment, tax and other matters. None of the Company or any representative of the foregoing, or any other person shall have any liability for any information included herein or otherwise made available in connection with the Offering, except for liabilities expressly assumed by the Company in the definitive purchase agreement and the related documentation for the offer and sale of the Securities to investors. Any such offer or sale may be made only by a definitive purchase agreement and the information contained herein will be superseded in its entirety by such definitive purchase agreement. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this presentation and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment before making an investment decision and should not rely on any information set forth in this presentation. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval, or permission required by it in connection with the Securities or the Offering. The Company does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities or similar laws or regulations. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED, AND THE COMPLETENESS AND ACCURACY OF THE DISCLOSURES IN THIS PRESENTATION HAVE NOT BEEN PASSED UPON BY, THE SEC, ANY STATE SECURITIES COMMISSION, THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER REGULATORY BODY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT A DEPOSIT OR A BANK ACCOUNT AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. Certain information contained in this presentation may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and have not independently verified such information.

Terms of the Proposed Offering

A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by assigning rating organization. Each rating organization has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating TERMS OF THE PROPOSED SUBORDINATED DEBT OFFERING Issuer Hanmi Financial Corporation (NASDAQ GS: HAFC) Security Bank Holding Company Subordinated Notes Issuance Type Regulation D Private Placement Security Rating(1) BBB- / Stable Outlook (Kroll Bond Rating Agency) Offering Size $55 Million Term / Maturity 10 Years / 2036 Redemption Provision 5-year non-call period, callable at par plus accrued but unpaid interest thereafter Interest Payments 5-year fixed-rate, semi-annual interest payments; thereafter 5-year floating-rate, quarterly interest payments Covenants / Restrictions Structured to comply with regulatory requirements for Tier 2 Capital treatment Use of Proceeds Redemption of outstanding indebtedness and general corporate purposes Sole Placement Agent

Hanmi Financial Corporation Overview

EXECUTIVE TEAM



Bonnie Lee
President & CEO

With 39 years of banking experience and 12 years at Hanmi. Previous Experience: BBCN Bancorp, Shinhan Bank America, Nara Bank



Romolo Santarosa
Chief Financial Officer

34 years of banking experience and 10 years at Hanmi. Previous Experience: Opus Bank, First California Financial Group



Anthony Kim
Chief Banking Officer

31 years of banking experience and 12 years at Hanmi. Previous Experience: BBCN Bancorp



Jenny Simmons
Chief Operations Officer

35 years of banking experience. Previous Experience: Genesis Bank, Opus Bank



Matthew Fuhr
Chief Credit Officer

29 years of banking experience and 10 years at Hanmi. Previous Experience: Pacific Western Bank, FDIC



Vivian Kim
General Counsel & Chief People Officer

15 years of legal experience and 10 years at Hanmi. Previous Experience: Dykema Gossett LLP, a national law firm.



Michael Du
Chief Risk Officer

26 years of banking experience and 6 years at Hanmi. Previous Experience: Pacific Western Bank, Unify Financial Federal Credit Union

Business Leadership

Peter Yang, *Division President*

Chris Cho, *Division President*

Anna Chung, *Chief Community Lending Officer*

Larsen Lee, *Chief Mortgage Lending Officer*

Kevin Kepp, *Sr. BDO - Commercial Equipment Leasing Division*

Fred Lie, *Chief Digital Banking Officer*

Mansun Cho, *Head of Regional Retail - California*

9

NATIONWIDE NETWORK Second Largest Korean-American Bank in the U.S. Founded in 1982 in Los Angeles, as the first Korean-American bank 32 full-service branches, five loan production offices and three loan centers in California, Texas, Illinois, Virginia, New Jersey, New York, Colorado, Washington, and Georgia Focused on MSAs with high Asian-American and multi-ethnic populations Strong track record of growth Well capitalized, significantly above regulatory requirements Experienced Bankers with Deep Community Ties 1 2 3 5 1 1 1 1 1 Branches Loan Production Office & Centers 20 1 2 $8.0B TOTAL ASSETS $6.5B LOANS $7.0B DEPOSITS 9% LOAN GROWTH(1) 10.03% TCE/TA(2) $27.04 TBVPS(2) INVESTMENT HIGHLIGHTS As of 2Q26 CAGR based on the average loan growth between 2013, when new executive management was appointed, and 2Q26 Non-GAAP financial measure; refer to the non-GAAP reconciliation slide 1

Acquired Central Bancorp, Inc. ($1.3 billion in assets) THE HANMI TIMELINE U.S. subsidiaries of Korean Corporations First Korean American Bank in the U.S. Began offering SBA loans Acquired First Global Bank Listed HAFC common stock Acquired Pacific Union Bank ($1.2 billion in assets) Completed $70 million secondary common stock offering Acquired Commercial Equipment Leasing Division ($228 million in assets) Assets surpassed $5 billion Opened a Manhattan, NY branch Assets surpassed $7 billion Celebrated 40th Anniversary Launch of USKC(1) Revitalization of mortgage lending Opened Chinatown branch in Houston, Texas Opened Representative Office in Seoul, South Korea 1982 1988 2001 2004 2007 2014 2016 2017 2018 2020 2022 2024 For over 40 years, we have been dedicated to helping our stakeholders bank on their dreams.

2Q26 Performance Results

Net Income $23.5M Diluted EPS $0.79 ROAA 1.20% ROAE 11.09% NIM 3.36% Efficiency Ratio 54.07% Earnings Performance Net income was $23.5 million, or $0.79 per diluted share, up 4.2% from the first quarter, driven by continued growth in net interest income and lower credit loss expense. Return on average assets and return on average equity during the quarter were 1.20% and 11.09%, respectively. Net interest income increased 1.0% from the prior quarter, driven by higher earning asset yields from the growth in commercial real estate and commercial and industrial lending. The increase was further supported by an improved funding mix, including lower-cost interest-bearing deposits and reduced borrowings. Deposits and Loans Deposits increased 2.3% to $7.0 billion from the prior quarter and noninterest-bearing demand deposits increased to 31% of total deposits, from 30% for the prior quarter. New loan production was $371.9 million for the second quarter of 2026 at an average rate of 6.59%, while payoffs were $156.4 million at an average rate of 6.39%. Asset Quality and Capital Asset quality remained strong as nonperforming assets to total assets was 0.12%, an improvement of four basis points from the prior quarter, and nonperforming loans to total loans was 0.15%, also an improvement of four basis points from the prior quarter. Hanmi returned 58% of second-quarter net earnings to stockholders in the form of $8.3 million in dividends and $5.2 million in share repurchases; capital ratios remained healthy with tangible common equity to tangible assets(1) at 10.03%. 2Q26 HIGHLIGHTS Non-GAAP financial measure; refer to the non-GAAP reconciliation slide.

LOAN PRODUCTION Loan production of $371.9 million for the second quarter, which included Commercial Real Estate production of $170.1 million. Weighted average interest rate is the stated loan interest rate weighted by the loan amount. Production includes mortgage loan purchases of $10.3 million, $3.0 million, $3.4 million, and $12.3 million for 2Q25, 3Q25, 4Q25, and 2Q26, respectively. $46.8 million, $44.9 million, $44.1 million, $40.7 million, and $37.1 million of SBA loan production includes $23.3 million, $20.6 million, $22.3 million, $23.9 million, and $20.2 million of loans secured by CRE and the remainder represents C&I loans for 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26, respectively. $170.1M Commercial real estate loan production $89.2M Commercial and industrial loan production $25.5M Equipment finance production $50.0M Residential mortgage production $37.1M SBA loan production New Production and Weighted Average Interest Rate(1) ($ in millions) (3) (2)

2Q26 FINANCIAL SUMMARY Note: Numbers may not add due to rounding. Percentage change calculated from dollars in thousands; change in basis points for selected balance sheet items and performance metrics.  Non-GAAP financial measure, refer to the non-GAAP reconciliation slide. (2) Consolidated Statements of Income Source: Prologue Consolidated YTD IS after GL Close (In thousands, except share and per share data) Three Months Ended DO NOT DELETE Side Calcs (not part of the linked table) 46,203 46,112 Amount Percentage 45,838 Amount Percentage THESE COLUMNS Linked Quarter CYQ vs PYQ 46203 46112 Change Change 45838 Change Change $ Change $ Change Notes (related to the linked table) Interest and dividend income: Last Number Truncated Foot check Interest and fees on loans $94,808 $93,866 942 1.4% $92,589 $2,219 2.4% 6 $0 $1,277 Interest on securities 6,337 5,959 378 6.3% 6,261 76 1.2% 9 0 -,302 Dividends on FHLB stock 219 831 -,612 -0.73646209386281591 354 -,135 -0.38135593220338981 1 0 477 Interest on deposits in other banks 1,958 1,496 462 0.30882352941176472 2,129 -,171 -8.3% 6 0 -,633 Total interest and dividend income ,103,322 ,102,152 1,170 1.1% ,101,333 1,989 1.9628354040638292 2 0 0 819 Interest expense: Interest on deposits 37,774 36,738 1,036 2.8% 41,924 -4,150 -9.9% 8 0 -5,186 Interest on borrowings 154 676 -,522 -0.77218934911242598 684 -,530 -0.77485380116959068 6 0 -8 Interest on subordinated debentures 1,537 1,535 2 .1% 1,586 -49 -3.9% 5 0 -51 Total interest expense 39,465 38,949 516 1.3% 44,194 -4,729 -0.10700547585645111 9 0 0 -5,245 Net interest income before credit loss expense 63,857 63,203 654 1.3% 57,139 6,718 0.11757293617319169 3 0 6,064 Credit loss expense 1,186 2,892 -1,706 -0.58990318118948826 7,631 -6,445 -0.84458131306512907 2 0 -4,739 Net interest income after credit loss expense 62,671 60,311 2,360 3.9% 49,508 13,163 0.26587622202472327 1 0 0 10,803 Noninterest income: Service charges on deposit accounts 2,102 2,127 -25 -1.2% 2,169 -67 -3.9% 7 0 -42 Trade finance and other service charges and fees 1,902 1,501 401 0.26715522984676882 1,461 441 0.30184804928131415 1 0 40 Gain on sale of Small Business Administration (“SBA”) loans 1,318 2,102 -,784 -0.37297811607992387 2,160 -,842 -0.38981481481481484 2 0 -58 Gain on sale of residential mortgage loans 357 485 -,128 -0.26391752577319588 0 357 - 0 485 new Q1 2026 Other operating income 2,669 2,324 345 0.14845094664371772 2,281 388 0.1701008329679965 4 0 43 Total noninterest income 8,348 8,539 -,191 -2.2% 8,071 277 3.4% 4 5 0 468 Noninterest expense: Salaries and employee benefits 22,784 21,956 828 3.8% 22,069 715 3.2% 6 0 -,113 Occupancy and equipment 4,383 4,414 -31 -0.7% 4,344 39 .9% 4 0 70 Data processing 4,555 4,386 169 3.9% 3,727 828 0.22216259726321438 6 0 659 Professional fees 1,997 2,780 -,783 -0.28165467625899282 1,725 272 0.15768115942028985 0 0 1,055 Supplies and communications 491 556 -65 -0.11690647482014388 515 -24 -4.7% 6 0 41 Advertising and promotion 679 688 -9 -1.3% 798 -,119 -0.14912280701754385 8 0 -,110 Other operating expenses 4,150 3,588 562 0.15663322185061315 3,169 981 0.30956137582833704 8 0 419 Total noninterest expense 39,039 38,368 671 1.7% 36,347 2,692 7.4% 8 0 0 2,021 CQ Linked quarter Change Income before tax 31,980 30,482 1,498 4.9% 21,232 10,748 0.50621703089675962 2 0 9,250 Tax rate - current quarter 0.25998950200118104 Gross revenues 71,742 71,178 .8% Income tax expense 8,475 7,925 550 6.9% 6,115 2,360 0.38593622240392478 5 0 1,810 Preprovision revenues 33,374 32,069 4.7% Net income $23,505 $22,557 948 4.2% $15,117 $8,388 0.55487199841238344 -3 4 0 7,440 Tax rate - linked quarter 0.2949943570337914 0 Basic earnings per share: $0.79072810016890305 $0.75521277128846465 $0.5 0 $0.25521277128846465 Diluted earnings per share: $0.79 $0.75 $0.5 0 $0.25 Tax rate - prior year quarter 0.29630072074224506 Weighted-average shares outstanding: Basic 29,514,712.263736263 29,629,130.211111113 29,948,836 0 -,319,705.78888888657 Diluted 29,689,113.59736263 29,808,999.247577779 30,054,456 0 -,245,456.752422221 Common shares outstanding 29,650,306 29,806,694 30,176,568 0 -,369,874 Consolidated Statements of Income, Continued (In thousands, except share and per share data) Twelve Months Ended DO NOT DELETE 46,022 45,657 Percentage THESE COLUMNS 46022 45657 Change Change Interest and dividend income: Last Number Truncated Foot check Interest and fees on loans receivable $93,866 $,366,153 -,272,287 -0.74364268488855756 6 Interest on securities 5,959 21,583 ,-15,624 -0.72390307186211367 9 Dividends on FHLB stock 831 1,436 -,605 -0.42130919220055713 1 Interest on deposits in other banks 1,496 9,611 -8,115 -0.84434502132972633 6 Total interest and dividend income ,102,152 ,398,783 -,296,631 -0.74384063513239029 2 0 Interest expense: Interest on deposits 36,738 ,182,692 -,145,954 -0.79890745079149605 8 Interest on borrowings 676 6,746 -6,070 -0.89979246961162174 6 Interest on subordinated debentures 1,534 6,571 -5,037 -0.76654999239080812 round Q4 2025 4 Total interest expense 38,948 ,196,009 -,157,061 -0.80129483850231364 8 0 Net interest income before credit loss expense 63,204 ,202,774 -,139,570 -0.68830323414244432 4 Credit loss expense 2,892 4,419 -1,527 -0.34555329260013579 2 Net interest income after credit loss expense 60,312 ,198,355 -,138,043 -0.69593909909001539 6 -4 Noninterest income: Service charges on deposit accounts 2,127 9,381 -7,254 -0.77326511032938916 7 Trade finance and other service charges and fees 1,501 5,309 -3,808 -0.71727255603691842 1 Gain on sale of Small Business Administration ("SBA") loans 2,102 6,112 -4,010 -0.65608638743455494 2 Gain on sale of residential mortgage loans 485 485 - new Q1 2026 Other operating income 2,324 10,783 -8,459 -0.78447556338681257 4 Total noninterest income 8,539 31,585 ,-23,046 -0.72965015038784231 4 5 Noninterest expense: Salaries and employee benefits 21,956 83,368 ,-61,412 -0.73663755877554937 6 Occupancy and equipment 4,414 18,146 ,-13,732 -0.75675079907417608 4 Data processing 4,386 14,876 ,-10,490 -0.70516267813928479 6 Professional fees 2,780 6,956 -4,176 -0.60034502587694072 0 Supplies and communications 556 2,261 -1,705 -0.7540911101282618 6 Advertising and promotion 688 3,028 -2,340 -0.77278731836195513 8 Other operating expenses 3,588 12,700 -9,112 -0.71748031496062992 8 Total noninterest expense 38,368 ,141,335 -,102,967 -0.72853150316623627 Income before tax 30,483 88,605.4 ,-58,122.39999999994 -0.65596765150153979 efficiency ratios 8 0 0.53479781999637599 0.60307050294633446 Income tax expense 7,925 26,404 ,-18,479 -0.69985608241175579 3 Net income $22,558 $62,201.39999999994 ,-39,643.39999999994 -0.63733725352502146 tax rates 5 0.25998097300134504 0.2979965925188906 Basic earnings per share: $0.75521277128846465 $2.06 Diluted earnings per share: $0.75 $2.0499999999999998 Weighted-average shares outstanding: Basic 29,629,130.211111113 30,019,815 Diluted 29,808,999.247577779 30,102,336 Common shares outstanding 29,806,694 30,195,999 Consolidated Balance Sheets Source: Prologue Consolidated B/S report ("BS" tab) (In thousands) DO NOT DELETE Side Calcs (not part of the linked table) 46,203 46,112 Percentage 45,838 Percentage THESE COLUMNS Linked quarter CYQ to PYQ 46203 46112 Change Change 45838 Change Change Change Change Assets Last Number Truncated Foot check Cash and due from banks $,331,206 $,254,045 $77,161 0.30372965419512293 $,380,050 $,-48,844 -0.12851993158794894 5 $0 $-,126,005 B/S checks, and Loans to Deposits ratio calc: Securities available for sale, at fair value ,896,610 ,835,725 60,885 7.3% ,918,094 ,-21,484 -2.3% 5 0 ,-82,369 Loans held for sale, at the lower of cost or fair value 16,969 4,932 12,037 2.4405920519059205 49,611 ,-32,642 -0.65795892040071757 2 0 ,-44,679 CQ PQ Change Loans, net of allowance for credit losses 6,464,837 6,474,998 ,-10,161 -0.2% 6,239,201 ,225,636 3.6% 8 0 ,235,797 Loans receivable, net 6,474,998 6,493,465 ,-18,467 Accrued interest receivable 24,613 23,320 1,293 5.5% 23,749 864 3.6% 0 0 -,429 ACL - Loans 70,468 69,903 565 Premises and equipment, net 20,251 20,015 236 1.2% 20,607 -,356 -1.7% 5 0 -,592 Loans receivable, gross 6,545,466 6,563,368 ,-17,902 Customers’ liability on acceptances 116 0 116 - 214 -98 -0.45794392523364486 0 0 -,214 Servicing assets 6,419 6,535 -,116 -1.8% 6,420 -1 .-15576323987538941 5 0 115 Per "ER-Tables" tab 6,545,466 6,563,367 ,-17,901 Goodwill and other intangible assets, net 11,031 11,031 0 0.0% 11,031 0 0.0% 1 0 0 check 0 1 Federal Home Loan Bank (“FHLB”) stock, at cost 16,385 16,385 0 0.0% 16,385 0 0.0% 5 0 0 Bank-owned life insurance 56,048 56,534 -,486 -0.9% 56,985 -,937 -1.6% 4 0 -,451 Deposits 6,800,622 6,677,650 Prepaid expenses and other assets ,156,988 ,135,707 21,281 0.15681578695277326 ,140,016 16,972 0.12121471831790652 7 0 -4,309 Total assets $8,001,473 $7,839,227 $,162,246 2.7% $7,862,363 $,139,110 1.8% 7 0 $0 $,-23,136 Loans to deposits 0.96248049075511033 0.98288589548718486 Liabilities and Stockholders’ Equity Liabilities: Deposits: Noninterest-bearing $2,135,418 $2,030,743 $,104,675 5.2% $2,105,369 $30,049 1.4% 3 $0 $,-74,626 Interest-bearing 4,819,924 4,769,879 50,045 1.5% 4,623,753 ,196,171 4.2% 9 0 ,146,126 Total deposits 6,955,342 6,800,622 ,154,720 2.3% 6,729,122 ,226,220 3.4% 2 0 71,500 Accrued interest payable 27,530 30,592 -3,062 -0.10009152719665272 30,567 -3,037 -9.9% 2 0 25 Bank's liability on acceptances 116 0 116 - 214 -98 -0.45794392523364486 0 0 -,214 Borrowings 0 0 0 - ,127,500 -,127,500 -100.0% 0 0 -,127,500 Subordinated debentures ,130,773 ,130,618 155 .1% ,130,960 -,187 -0.1% 8 0 -,342 Accrued expenses and other liabilities 75,032 74,576 456 .6% 81,166 -6,134 -7.6% 6 0 -6,590 Total liabilities 7,188,793 7,036,408 ,152,385 2.2% 7,099,529 89,264 1.3% 0 8 0 ,-63,121 Stockholders’ equity: Common stock 34 34 0 0.0% 34 0 0.0% 4 0 0 ,381,183,271.2999997 Additional paid-in capital ,596,303 ,595,374 929 .2% ,592,825 3,478 .6% 4 0 2,549 Accumulated other comprehensive (loss) ,-46,552 ,-45,553 -,999 2.2% ,-54,511 7,959 -0.14600722789895618 -3 0 8,958 Retained earnings ,423,499 ,408,327 15,172 3.7% ,367,251 56,248 0.15315955572619272 7 13,992 0 41,076 Less treasury stock -,160,604 -,155,363 -5,241 3.4% -,142,765 ,-17,839 0.1249535950688194 -3 0 ,-12,598 Total stockholders' equity ,812,680 ,802,819 9,861 1.2% ,762,834 49,846 6.5% 9 0 0 39,985 Total liabilities and stockholders’ equity $8,001,473 $7,839,227 $,162,246 2.7% $7,862,363 $,139,110 1.8% 9 -2 $0 $,-23,136 N/M - Not meaningful. 7,912,360 ,796,386 0.10065088039472421 Change (1) ($ in millions, except EPS) $46,203 $46,112 $45,838 Q/Q Y/Y Income Statement Summary Net interest income before credit loss expense Net interest income before credit loss $63.856999999999999 $63.203000000000003 $57.139000000000003 1.3% 0.11757293617319169 Total noninterest income Noninterest income 8.3480000000000008 8.5389999999999997 8.0709999999999997 -2.2% 3.4% Operating revenue 72.204999999999998 71.742000000000004 65.210000000000008 .6% 0.10726882380003055 Total noninterest expense Noninterest expense 39.039000000000001 38.368000000000002 36.347000000000001 1.7% 7.4% Preprovision net revenue 33.165999999999997 33.374000000000002 28.863000000000007 -0.6% 0.14908360184318981 Credit loss expense Credit loss expense 1.1859999999999999 2.8919999999999999 7.6310000000000002 -0.58990318118948826 -0.84458131306512907 Income before tax Pretax income 31.98 30.481999999999999 21.231999999999999 4.9% 0.50621703089675962 Income tax expense Income tax expense 8.4749999999999996 7.9249999999999998 6.1150000000000002 6.9% 0.38593622240392478 Net income Net income $23.504999999999999 $22.556999999999999 $15.117000000000001 4.2% 0.55487199841238344 Diluted earnings per share: EPS-Diluted $0.79 $0.75 $0.5 Selected Balance Sheet Items Loans Loans receivable $6,535.3119999999999 $6,545.4660000000003 $6,305.9570000000003 -0.2% 3.6% Total deposits Deposits 6,955.3419999999996 6,800.6220000000003 6,729.1220000000003 2.3% 3.4% Total assets Total assets 8,001.473 7,839.2269999999999 7,862.3630000000003 2.7% 1.8% Total stockholders' equity Stockholders' equity $812.68 $802.81899999999996 $762.83399999999995 1.2% 6.5% Tangible common equity to tangible assets (2) TCE/TA (2) 0.10032598947592636 0.10114565348133848 9.5754834975772266E-2 -8 45 Performance Metrics Return on average assets Return on average assets 1.198808858672107E-2 1.1766257133770485E-2 7.872145324638799E-3 2 40.999999999999986 Return on average stockholders' equity Return on average equity 0.11093417571323291 0.108581698337903 7.4753299905342199E-2 23 361 Net interest margin Net interest margin 3.3565999999999999E-2 3.3827000000000003E-2 3.0705E-2 -1.9999999999999432 29 Efficiency ratio (1) Efficiency ratio 0.54069999999999996 0.53480000000000005 0.55740000000000001 58.999999999999091 -,167 Quarterly Results (Dollars in thousands, except per share data) As of or for the Three Months Ended Amount Change As of or for the Twelve Months Ended Amount Change Jun 30, Mar 31, Dec 31, Sep 30, Jun 30, Q2-26 Q2-26 43,830 43,465 YTD-19 2026 2026 2025 2025 2025 vs. Q1-26 vs. Q2-25 43830 43465 vs. YTD-18 Net income $23,505 $22,557 $21,239 $22,061 $15,117 $948 $8,388 $22,558 62,201.39999999994 $,-39,643.39999999994 Net income per diluted common share $0.79 $0.75 $0.7 $0.73 $0.5 $4.0000000000000036E-2 $0.29000000000000004 $0.75 $2.0499999999999998 $-1.2999999999999998 Assets $8,001,473 $7,839,227 $7,869,185 $7,856,731 $7,862,363 $,162,246 $,139,110 $7,839,227 $7,729,035 $,110,192 Loans $6,535,312 $6,545,466 $6,563,367 $6,528,259 $6,305,957 $,-10,154 $,229,355 $6,545,466 $6,282,189 $,263,277 Deposits $6,955,342 $6,800,622 $6,677,650 $6,766,639 $6,729,122 $,154,720 $,226,220 $6,800,622 $6,619,475 $,181,147 Return on average assets 1.198808858672107E-2 1.1766257133770485E-2 1.0699999999999999E-2 1.1244122367571848E-2 7.872145324638799E-3 2.2183145295058548E-2 0.41159432620822711 2.9013975017472952E-3 8.2506007782759735E-3 -0.5349203276528679 Return on average stockholders' equity 0.11093417571323291 0.108581698337903 0.1014 0.10693543230107649 7.4753299905342199E-2 0.22524773753299115 3.6080875807890718 2.6774756382713559E-2 7.9662298974525134E-2 -5.2887542591811574 Net interest margin 3.3565999999999999E-2 3.3827000000000003E-2 3.2823999999999999E-2 3.2198999999999998E-2 3.0705E-2 -1.6100000000000426E-2 0.28609999999999991 3.3827000000000003E-2 2.7803999999999999E-2 0.60230000000000039 Efficiency ratio (1) 0.54069999999999996 0.53480000000000005 0.54949999999999999 0.52649999999999997 0.55740000000000001 0.58999999999999053 -1.6700000000000048 0.53479781999637599 0.60307050294633446 -6.8272682949958474 Tangible common equity to tangible assets (2) 0.10032598947592636 0.10114565348133848 9.9941411176212636E-2 9.7954165976267257E-2 9.5754834975772266E-2 -8.1966400541212681E-2 0.44711545001540925 0.10114565348133848 9.5938535403713193E-2 0.52071180776252923 Tangible common equity per common share (2) $27.036786736703494 $26.564099997134871 $26.270660102706305 $25.638348229284635 $24.913469285175172 0.48268673956862274 2.1333174515283222 $26.564099997134871 $24.491165664699114 $2.0729343324357572 (1)       Noninterest expense divided by net interest income plus noninterest income. (2)       Refer to "Non-GAAP Financial Measures" for further details. nothing to change below this line all has formulas Do not include in ER tables Number of days in period--------------------> 91 Jan 31 365 Feb 28 QTD Mar 31 YTD Net income (as reported) 23,505 Apr 30 46,062 Net income (as reported) Annualization factor 4.0109890109890109 May 31 0.49589041095890413 Annualization factor Net income annualized 94,278.296703296699 Jun 30 181 22,841.704109589042 Net income annualized Jul Averge assets 7,864,331 Aug 7,819,850 Averge assets Average equity ,849,858 Sep ,846,204 Average equity Oct Nov ROAA 1.198808858672107E-2 Dec 2.9209900585802852E-3 ROAA ROAE 0.11093417571323291 181 2.6993141263323077E-2 ROAE Efficiency ratio 0.54069999999999996 0.53769999999999996 Efficiency ratio Consolidated Statements of Income Source: Prologue Consolidated YTD IS after GL Close (In thousands, except share and per share data) Three Months Ended DO NOT DELETE Side Calcs (not part of the linked table) 46,203 46,112 Amount Percentage 45,838 Amount Percentage THESE COLUMNS Linked Quarter CYQ vs PYQ 46203 46112 Change Change 45838 Change Change $ Change $ Change Notes (related to the linked table) Interest and dividend income: Last Number Truncated Foot check Interest and fees on loans $94,808 $93,866 942 1.4% $92,589 $2,219 2.4% 6 $0 $1,277 Interest on securities 6,337 5,959 378 6.3% 6,261 76 1.2% 9 0 -,302 Dividends on FHLB stock 219 831 -,612 -0.73646209386281591 354 -,135 -0.38135593220338981 1 0 477 Interest on deposits in other banks 1,958 1,496 462 0.30882352941176472 2,129 -,171 -8.3% 6 0 -,633 Total interest and dividend income ,103,322 ,102,152 1,170 1.1% ,101,333 1,989 1.9628354040638292 2 0 0 819 Interest expense: Interest on deposits 37,774 36,738 1,036 2.8% 41,924 -4,150 -9.9% 8 0 -5,186 Interest on borrowings 154 676 -,522 -0.77218934911242598 684 -,530 -0.77485380116959068 6 0 -8 Interest on subordinated debentures 1,537 1,535 2 .1% 1,586 -49 -3.9% 5 0 -51 Total interest expense 39,465 38,949 516 1.3% 44,194 -4,729 -0.10700547585645111 9 0 0 -5,245 Net interest income before credit loss expense 63,857 63,203 654 1.3% 57,139 6,718 0.11757293617319169 3 0 6,064 Credit loss expense 1,186 2,892 -1,706 -0.58990318118948826 7,631 -6,445 -0.84458131306512907 2 0 -4,739 Net interest income after credit loss expense 62,671 60,311 2,360 3.9% 49,508 13,163 0.26587622202472327 1 0 0 10,803 Noninterest income: Service charges on deposit accounts 2,102 2,127 -25 -1.2% 2,169 -67 -3.9% 7 0 -42 Trade finance and other service charges and fees 1,902 1,501 401 0.26715522984676882 1,461 441 0.30184804928131415 1 0 40 Gain on sale of Small Business Administration (“SBA”) loans 1,318 2,102 -,784 -0.37297811607992387 2,160 -,842 -0.38981481481481484 2 0 -58 Gain on sale of residential mortgage loans 357 485 -,128 -0.26391752577319588 0 357 - 0 485 new Q1 2026 Other operating income 2,669 2,324 345 0.14845094664371772 2,281 388 0.1701008329679965 4 0 43 Total noninterest income 8,348 8,539 -,191 -2.2% 8,071 277 3.4% 4 5 0 468 Noninterest expense: Salaries and employee benefits 22,784 21,956 828 3.8% 22,069 715 3.2% 6 0 -,113 Occupancy and equipment 4,383 4,414 -31 -0.7% 4,344 39 .9% 4 0 70 Data processing 4,555 4,386 169 3.9% 3,727 828 0.22216259726321438 6 0 659 Professional fees 1,997 2,780 -,783 -0.28165467625899282 1,725 272 0.15768115942028985 0 0 1,055 Supplies and communications 491 556 -65 -0.11690647482014388 515 -24 -4.7% 6 0 41 Advertising and promotion 679 688 -9 -1.3% 798 -,119 -0.14912280701754385 8 0 -,110 Other operating expenses 4,150 3,588 562 0.15663322185061315 3,169 981 0.30956137582833704 8 0 419 Total noninterest expense 39,039 38,368 671 1.7% 36,347 2,692 7.4% 8 0 0 2,021 CQ Linked quarter Change Income before tax 31,980 30,482 1,498 4.9% 21,232 10,748 0.50621703089675962 2 0 9,250 Tax rate - current quarter 0.25998950200118104 Gross revenues 71,742 71,178 .8% Income tax expense 8,475 7,925 550 6.9% 6,115 2,360 0.38593622240392478 5 0 1,810 Preprovision revenues 33,374 32,069 4.7% Net income $23,505 $22,557 948 4.2% $15,117 $8,388 0.55487199841238344 -3 4 0 7,440 Tax rate - linked quarter 0.2949943570337914 0 Basic earnings per share: $0.79072810016890305 $0.75521277128846465 $0.5 0 $0.25521277128846465 Diluted earnings per share: $0.79 $0.75 $0.5 0 $0.25 Tax rate - prior year quarter 0.29630072074224506 Weighted-average shares outstanding: Basic 29,514,712.263736263 29,629,130.211111113 29,948,836 0 -,319,705.78888888657 Diluted 29,689,113.59736263 29,808,999.247577779 30,054,456 0 -,245,456.752422221 Common shares outstanding 29,650,306 29,806,694 30,176,568 0 -,369,874 Consolidated Statements of Income, Continued (In thousands, except share and per share data) Twelve Months Ended DO NOT DELETE 46,022 45,657 Percentage THESE COLUMNS 46022 45657 Change Change Interest and dividend income: Last Number Truncated Foot check Interest and fees on loans receivable $93,866 $,366,153 -,272,287 -0.74364268488855756 6 Interest on securities 5,959 21,583 ,-15,624 -0.72390307186211367 9 Dividends on FHLB stock 831 1,436 -,605 -0.42130919220055713 1 Interest on deposits in other banks 1,496 9,611 -8,115 -0.84434502132972633 6 Total interest and dividend income ,102,152 ,398,783 -,296,631 -0.74384063513239029 2 0 Interest expense: Interest on deposits 36,738 ,182,692 -,145,954 -0.79890745079149605 8 Interest on borrowings 676 6,746 -6,070 -0.89979246961162174 6 Interest on subordinated debentures 1,534 6,571 -5,037 -0.76654999239080812 round Q4 2025 4 Total interest expense 38,948 ,196,009 -,157,061 -0.80129483850231364 8 0 Net interest income before credit loss expense 63,204 ,202,774 -,139,570 -0.68830323414244432 4 Credit loss expense 2,892 4,419 -1,527 -0.34555329260013579 2 Net interest income after credit loss expense 60,312 ,198,355 -,138,043 -0.69593909909001539 6 -4 Noninterest income: Service charges on deposit accounts 2,127 9,381 -7,254 -0.77326511032938916 7 Trade finance and other service charges and fees 1,501 5,309 -3,808 -0.71727255603691842 1 Gain on sale of Small Business Administration ("SBA") loans 2,102 6,112 -4,010 -0.65608638743455494 2 Gain on sale of residential mortgage loans 485 485 - new Q1 2026 Other operating income 2,324 10,783 -8,459 -0.78447556338681257 4 Total noninterest income 8,539 31,585 ,-23,046 -0.72965015038784231 4 5 Noninterest expense: Salaries and employee benefits 21,956 83,368 ,-61,412 -0.73663755877554937 6 Occupancy and equipment 4,414 18,146 ,-13,732 -0.75675079907417608 4 Data processing 4,386 14,876 ,-10,490 -0.70516267813928479 6 Professional fees 2,780 6,956 -4,176 -0.60034502587694072 0 Supplies and communications 556 2,261 -1,705 -0.7540911101282618 6 Advertising and promotion 688 3,028 -2,340 -0.77278731836195513 8 Other operating expenses 3,588 12,700 -9,112 -0.71748031496062992 8 Total noninterest expense 38,368 ,141,335 -,102,967 -0.72853150316623627 Income before tax 30,483 88,605.4 ,-58,122.39999999994 -0.65596765150153979 efficiency ratios 8 0 0.53479781999637599 0.60307050294633446 Income tax expense 7,925 26,404 ,-18,479 -0.69985608241175579 3 Net income $22,558 $62,201.39999999994 ,-39,643.39999999994 -0.63733725352502146 tax rates 5 0.25998097300134504 0.2979965925188906 Basic earnings per share: $0.75521277128846465 $2.06 Diluted earnings per share: $0.75 $2.0499999999999998 Weighted-average shares outstanding: Basic 29,629,130.211111113 30,019,815 Diluted 29,808,999.247577779 30,102,336 Common shares outstanding 29,806,694 30,195,999 Consolidated Balance Sheets Source: Prologue Consolidated B/S report ("BS" tab) (In thousands) DO NOT DELETE Side Calcs (not part of the linked table) 46,203 46,112 Percentage 45,838 Percentage THESE COLUMNS Linked quarter CYQ to PYQ 46203 46112 Change Change 45838 Change Change Change Change Assets Last Number Truncated Foot check Cash and due from banks $,331,206 $,254,045 $77,161 0.30372965419512293 $,380,050 $,-48,844 -0.12851993158794894 5 $0 $-,126,005 B/S checks, and Loans to Deposits ratio calc: Securities available for sale, at fair value ,896,610 ,835,725 60,885 7.3% ,918,094 ,-21,484 -2.3% 5 0 ,-82,369 Loans held for sale, at the lower of cost or fair value 16,969 4,932 12,037 2.4405920519059205 49,611 ,-32,642 -0.65795892040071757 2 0 ,-44,679 CQ PQ Change Loans, net of allowance for credit losses 6,464,837 6,474,998 ,-10,161 -0.2% 6,239,201 ,225,636 3.6% 8 0 ,235,797 Loans receivable, net 6,474,998 6,493,465 ,-18,467 Accrued interest receivable 24,613 23,320 1,293 5.5% 23,749 864 3.6% 0 0 -,429 ACL - Loans 70,468 69,903 565 Premises and equipment, net 20,251 20,015 236 1.2% 20,607 -,356 -1.7% 5 0 -,592 Loans receivable, gross 6,545,466 6,563,368 ,-17,902 Customers’ liability on acceptances 116 0 116 - 214 -98 -0.45794392523364486 0 0 -,214 Servicing assets 6,419 6,535 -,116 -1.8% 6,420 -1 .-15576323987538941 5 0 115 Per "ER-Tables" tab 6,545,466 6,563,367 ,-17,901 Goodwill and other intangible assets, net 11,031 11,031 0 0.0% 11,031 0 0.0% 1 0 0 check 0 1 Federal Home Loan Bank (“FHLB”) stock, at cost 16,385 16,385 0 0.0% 16,385 0 0.0% 5 0 0 Bank-owned life insurance 56,048 56,534 -,486 -0.9% 56,985 -,937 -1.6% 4 0 -,451 Deposits 6,800,622 6,677,650 Prepaid expenses and other assets ,156,988 ,135,707 21,281 0.15681578695277326 ,140,016 16,972 0.12121471831790652 7 0 -4,309 Total assets $8,001,473 $7,839,227 $,162,246 2.7% $7,862,363 $,139,110 1.8% 7 0 $0 $,-23,136 Loans to deposits 0.96248049075511033 0.98288589548718486 Liabilities and Stockholders’ Equity Liabilities: Deposits: Noninterest-bearing $2,135,418 $2,030,743 $,104,675 5.2% $2,105,369 $30,049 1.4% 3 $0 $,-74,626 Interest-bearing 4,819,924 4,769,879 50,045 1.5% 4,623,753 ,196,171 4.2% 9 0 ,146,126 Total deposits 6,955,342 6,800,622 ,154,720 2.3% 6,729,122 ,226,220 3.4% 2 0 71,500 Accrued interest payable 27,530 30,592 -3,062 -0.10009152719665272 30,567 -3,037 -9.9% 2 0 25 Bank's liability on acceptances 116 0 116 - 214 -98 -0.45794392523364486 0 0 -,214 Borrowings 0 0 0 - ,127,500 -,127,500 -100.0% 0 0 -,127,500 Subordinated debentures ,130,773 ,130,618 155 .1% ,130,960 -,187 -0.1% 8 0 -,342 Accrued expenses and other liabilities 75,032 74,576 456 .6% 81,166 -6,134 -7.6% 6 0 -6,590 Total liabilities 7,188,793 7,036,408 ,152,385 2.2% 7,099,529 89,264 1.3% 0 8 0 ,-63,121 Stockholders’ equity: Common stock 34 34 0 0.0% 34 0 0.0% 4 0 0 ,381,183,271.2999997 Additional paid-in capital ,596,303 ,595,374 929 .2% ,592,825 3,478 .6% 4 0 2,549 Accumulated other comprehensive (loss) ,-46,552 ,-45,553 -,999 2.2% ,-54,511 7,959 -0.14600722789895618 -3 0 8,958 Retained earnings ,423,499 ,408,327 15,172 3.7% ,367,251 56,248 0.15315955572619272 7 13,992 0 41,076 Less treasury stock -,160,604 -,155,363 -5,241 3.4% -,142,765 ,-17,839 0.1249535950688194 -3 0 ,-12,598 Total stockholders' equity ,812,680 ,802,819 9,861 1.2% ,762,834 49,846 6.5% 9 0 0 39,985 Total liabilities and stockholders’ equity $8,001,473 $7,839,227 $,162,246 2.7% $7,862,363 $,139,110 1.8% 9 -2 $0 $,-23,136 N/M - Not meaningful. 7,912,360 ,796,386 0.10065088039472421 Change (1) ($ in millions, except EPS) $46,203 $46,112 $45,838 Q/Q Y/Y Income Statement Summary Net interest income before credit loss expense Net interest income before credit loss $63.856999999999999 $63.203000000000003 $57.139000000000003 1.3% 0.11757293617319169 Total noninterest income Noninterest income 8.3480000000000008 8.5389999999999997 8.0709999999999997 -2.2% 3.4% Operating revenue 72.204999999999998 71.742000000000004 65.210000000000008 .6% 0.10726882380003055 Total noninterest expense Noninterest expense 39.039000000000001 38.368000000000002 36.347000000000001 1.7% 7.4% Preprovision net revenue 33.165999999999997 33.374000000000002 28.863000000000007 -0.6% 0.14908360184318981 Credit loss expense Credit loss expense 1.1859999999999999 2.8919999999999999 7.6310000000000002 -0.58990318118948826 -0.84458131306512907 Income before tax Pretax income 31.98 30.481999999999999 21.231999999999999 4.9% 0.50621703089675962 Income tax expense Income tax expense 8.4749999999999996 7.9249999999999998 6.1150000000000002 6.9% 0.38593622240392478 Net income Net income $23.504999999999999 $22.556999999999999 $15.117000000000001 4.2% 0.55487199841238344 Diluted earnings per share: EPS-Diluted $0.79 $0.75 $0.5 Selected Balance Sheet Items Loans Loans receivable $6,535.3119999999999 $6,545.4660000000003 $6,305.9570000000003 -0.2% 3.6% Total deposits Deposits 6,955.3419999999996 6,800.6220000000003 6,729.1220000000003 2.3% 3.4% Total assets Total assets 8,001.473 7,839.2269999999999 7,862.3630000000003 2.7% 1.8% Total stockholders' equity Stockholders' equity $812.68 $802.81899999999996 $762.83399999999995 1.2% 6.5% Tangible common equity to tangible assets (2) TCE/TA (2) 0.10032598947592636 0.10114565348133848 9.5754834975772266E-2 -8 45 Performance Metrics Return on average assets Return on average assets 1.198808858672107E-2 1.1766257133770485E-2 7.872145324638799E-3 2 40.999999999999986 Return on average stockholders' equity Return on average equity 0.11093417571323291 0.108581698337903 7.4753299905342199E-2 23 361 Net interest margin Net interest margin 3.3565999999999999E-2 3.3827000000000003E-2 3.0705E-2 -1.9999999999999432 29 Efficiency ratio (1) Efficiency ratio 0.54069999999999996 0.53480000000000005 0.55740000000000001 58.999999999999091 -,167 Quarterly Results (Dollars in thousands, except per share data) As of or for the Three Months Ended Amount Change As of or for the Twelve Months Ended Amount Change Jun 30, Mar 31, Dec 31, Sep 30, Jun 30, Q2-26 Q2-26 43,830 43,465 YTD-19 2026 2026 2025 2025 2025 vs. Q1-26 vs. Q2-25 43830 43465 vs. YTD-18 Net income $23,505 $22,557 $21,239 $22,061 $15,117 $948 $8,388 $22,558 62,201.39999999994 $,-39,643.39999999994 Net income per diluted common share $0.79 $0.75 $0.7 $0.73 $0.5 $4.0000000000000036E-2 $0.29000000000000004 $0.75 $2.0499999999999998 $-1.2999999999999998 Assets $8,001,473 $7,839,227 $7,869,185 $7,856,731 $7,862,363 $,162,246 $,139,110 $7,839,227 $7,729,035 $,110,192 Loans $6,535,312 $6,545,466 $6,563,367 $6,528,259 $6,305,957 $,-10,154 $,229,355 $6,545,466 $6,282,189 $,263,277 Deposits $6,955,342 $6,800,622 $6,677,650 $6,766,639 $6,729,122 $,154,720 $,226,220 $6,800,622 $6,619,475 $,181,147 Return on average assets 1.198808858672107E-2 1.1766257133770485E-2 1.0699999999999999E-2 1.1244122367571848E-2 7.872145324638799E-3 2.2183145295058548E-2 0.41159432620822711 2.9013975017472952E-3 8.2506007782759735E-3 -0.5349203276528679 Return on average stockholders' equity 0.11093417571323291 0.108581698337903 0.1014 0.10693543230107649 7.4753299905342199E-2 0.22524773753299115 3.6080875807890718 2.6774756382713559E-2 7.9662298974525134E-2 -5.2887542591811574 Net interest margin 3.3565999999999999E-2 3.3827000000000003E-2 3.2823999999999999E-2 3.2198999999999998E-2 3.0705E-2 -1.6100000000000426E-2 0.28609999999999991 3.3827000000000003E-2 2.7803999999999999E-2 0.60230000000000039 Efficiency ratio (1) 0.54069999999999996 0.53480000000000005 0.54949999999999999 0.52649999999999997 0.55740000000000001 0.58999999999999053 -1.6700000000000048 0.53479781999637599 0.60307050294633446 -6.8272682949958474 Tangible common equity to tangible assets (2) 0.10032598947592636 0.10114565348133848 9.9941411176212636E-2 9.7954165976267257E-2 9.5754834975772266E-2 -8.1966400541212681E-2 0.44711545001540925 0.10114565348133848 9.5938535403713193E-2 0.52071180776252923 Tangible common equity per common share (2) $27.036786736703494 $26.564099997134871 $26.270660102706305 $25.638348229284635 $24.913469285175172 0.48268673956862274 2.1333174515283222 $26.564099997134871 $24.491165664699114 $2.0729343324357572 (1)       Noninterest expense divided by net interest income plus noninterest income. (2)       Refer to "Non-GAAP Financial Measures" for further details. nothing to change below this line all has formulas Do not include in ER tables Number of days in period--------------------> 91 Jan 31 365 Feb 28 QTD Mar 31 YTD Net income (as reported) 23,505 Apr 30 46,062 Net income (as reported) Annualization factor 4.0109890109890109 May 31 0.49589041095890413 Annualization factor Net income annualized 94,278.296703296699 Jun 30 181 22,841.704109589042 Net income annualized Jul Averge assets 7,864,331 Aug 7,819,850 Averge assets Average equity ,849,858 Sep ,846,204 Average equity Oct Nov ROAA 1.198808858672107E-2 Dec 2.9209900585802852E-3 ROAA ROAE 0.11093417571323291 181 2.6993141263323077E-2 ROAE Efficiency ratio 0.54069999999999996 0.53769999999999996 Efficiency ratio

NET INTEREST INCOME | NET INTEREST MARGIN ($ in millions) Net interest income for the second quarter was $63.9 million and net interest margin (taxable equivalent) was 3.36%. Net Interest Margin Includes a $0.6 million interest recovery from a previously charged-off loan; represents approximately 3 bps of net interest margin Includes a $0.2 million interest recovery from a previously charged-off loan and loans returned to accruing status; represents approximately 2 bps of net interest margin Includes a $0.5 million special FHLB dividend; represents approximately 2 bps of net interest margin (1) (1) (2) (2) (3) (3) (3)

NET INTEREST INCOME SENSITIVITY Fed Funds Rate(3) Rate on CDs(4) Numbers may not add due to rounding. Yield for loans and rate on interest-bearing deposits represent monthly average yield and rate, respectively. Fed funds rate represents the upper target rate at the end of the month. Beta is measured monthly between August 2024, when the fed funds rate was 5.50%, and August 2025, when the fed funds rate was 4.50%, and between August 2025, when the fed funds rate was 4.50%, and June 2026, when the fed funds rate was 3.75%. Average rates on CDs and interest bearing-deposits for the month of June 2026 were 3.64% and 3.17%, respectively. Fed funds rate represents the upper-target rate at the end of the quarter. Represent weighted average contractual rates. Fed Funds Rate Yield for Loans Rate on Interest-bearing deposits Loan & Deposit Beta(1) Fed Funds Rate & Rate on CDs Rate on CDs(2) Deposits – CD Maturities （$ in millions） Time Horizon: Change in the Fed Funds Rate: Deposit Beta: Aug 24 – Aug 25 -100 bps 71% Aug 25 – Jun 26 -75 bps 55%

NONINTEREST INCOME Numbers may not add due to rounding. Includes $0.4 million, $0.9 million, $0.3 million, and $0.5 million in BOLI death benefits for 2Q25, 3Q25, 1Q26, and 2Q26, respectively. 4Q25, 1Q26, and 2Q26 each had one mortgage loan sale transaction. 2Q25 and 3Q25 had zero and two transactions, respectively. Noninterest income for the second quarter was $8.3 million, down 2.2% from the first quarter, primarily due to a $0.8 million decrease in gain on sale of SBA loans. Noninterest Income（$ in millions） 2Q26 Service Charges, Fees & Other（$ in millions） SBA 7(a) Loan Production and Sales （$ in millions） (1) (1) (2) (1) (1)

NONINTEREST EXPENSE Includes a $0.6 million and $0.8 million gain from the sale of OREO properties in 2Q25 and 1Q26, respectively. Noninterest expense was $39.0 million for the second quarter, up 1.7% from the first quarter, principally due to an increase in salaries and benefits from an additional business day in the second quarter and annual merit increases. Noninterest expense / Average assets (annualized) ($ in millions) (1) (1)

Balance Sheet Composition and Trends

LOAN PORTFOLIO

$6.54 Billion Loan Portfolio

(as of June 30, 2026)


Equipment Finance 5%
C&I(1,6) 18%
CRE Investor (non-owner)(1,2) 41%
RRE (3) 15%
CRE Multifamily(2,5) 7%
CRE Owner Occupied(1,2) 13%
CRE(2) Construction 1%

	Outstanding ($ in millions)	2Q26 Average Yield
Commercial Real Estate (CRE)[1,2] Portfolio	$4,022	5.76%
Residential Real Estate (RRE)[3] Portfolio	$979	5.40%
Commercial & Industrial (C&I)[1,6] Portfolio	$1,171	6.57%
Equipment Finance Portfolio	$363	6.80%

	# of Loans	Weighted Average Loan-to-Value Ratio[4]	Weighted Average Debt Coverage Ratio[4]
CRE[2] Investor (non-owner)	834	48.7%	2.05x
CRE[2] Owner Occupied	734	46.3%	2.68x
CRE[2,5] Multifamily	159	55.8%	1.73x

Note: Numbers may not add due to rounding.
(1) Includes syndicated loans of $572.1 million in total commitments ($474.6 million disbursed) across C&I ($471.3 million committed and $389.0 million disbursed) and CRE ($100.8 million committed and $85.6 million disbursed)
(2) CRE is a combination of Investor (non-owner), Owner Occupied, Multifamily, and Construction. Investor (or non-owner occupied) property is where the investor (borrower) does not occupy the property. The primary source of repayment stems from the rental income associated with the respective properties. Owner Occupied property is where the borrower owns and occupies the property. The primary source of repayment is the cash flows from the ongoing operations and activities conducted by the borrower/owner. Multifamily real estate is a residential property that has 5 or more housing units.
(3) Residential real estate is a loan (mortgage) secured by a single-family residence, including one to four units (duplexes, triplexes, and fourplexes). RRE also includes $0.8 million of HELOCs and $5.0 million in consumer loans.
(4) Weighted average LTV and weighted average DCR calculated when the loan was first underwritten or renewed subsequently.
(5) $84.0 million, or 18.3%, of the CRE multifamily loans are rent-controlled in New York City.
(6) Includes $234.2 million of loans to nondepository financial institutions (NDFI), principally mortgage credit intermediaries.

21

($ in millions) <1 Year 1-3 Years >3 Years Total Real Estate Loans Retail $ 267.7 $ 399.7 $ 525.8 $ 1,193.2 Hospitality 234.8 268.3 355.5 858.6 Office 208.7 204.7 65.7 479.1 Other 325.3 510.3 642.0 1,477.7 Commercial Property $ 1,036.5 $ 1,383.0 $ 1,589.0 $ 4,008.6 Construction 13.8 - - 13.8 RRE/Consumer 4.7 0.1 974.2 978.9 Total Real Estate Loans $ 1,054.9 $ 1,383.1 $ 2,563.2 $ 5,001.2 C&I(1) 426.1 236.4 508.8 1,171.3 Equipment Finance 36.1 166.3 160.5 362.8 Loans Receivable $ 1,517.1 $ 1,785.8 $ 3,232.5 $ 6,535.3 LOAN PORTFOLIO MATURITIES Note: numbers may not add due to rounding. $361.8 million of C&I are lines of credit expected to be renewed and maintain a maturity of less than one year.

LOAN PORTFOLIO DIVERSIFICATION $120.0 million, or 3.0%, and $34.9 million, or 0.9%, of the CRE portfolio are unguaranteed and guaranteed SBA loans, respectively. $63.8 million, or 5.5%, and $47.7 million, or 4.1%, of the C&I portfolio are unguaranteed and guaranteed SBA loans, respectively. CRE Portfolio(1) $4,022M C&I Portfolio(2) $1,171M CRE(1) represents 62% of the total portfolio C&I(2) represents 18% of the total portfolio.

CRE Composition by State $4,022 CRE PORTFOLIO GEOGRAPHICAL EXPOSURE Construction by State $14 Owner Occupied by State $878 Investor (Non-owner Occupied) by State $2,671 Multifamily by State $459 ($ in millions)

Average Interest-bearing Deposits DEPOSIT PORTFOLIO Total deposits increased 2.3% to $6.96 billion, from the prior quarter. Noninterest-bearing demand deposits represented 30.7% of total deposits at June 30, 2026. Estimated uninsured deposit liabilities were 43.4% of deposits. Brokered deposits were 1.3% of deposits. Note: Numbers may not add due to rounding. Deposits ($ in millions) ($ in millions)

SECURITIES PORTFOLIO $962 Million 3.5 Years $387 Million $66 Million Note: Numbers may not add due to rounding. Based on the book value. 98.0% constitutes CRA bonds. 2026 year-to-date observed $158.9 million of principal paydown and $14.6 million of interest payments. (2) The $962.3 million securities portfolio (all AFS, no HTM) represented 12% of assets at June 30, 2026, and had a weighted average modified duration of 3.5 years with $65.6 million in an unrealized loss position. Principal Paydowns(3)（$ in millions） Available for Sale(1) Unrealized Loss US Agy Residential MBS Maturity Securities Duration (3)

Asset Quality

ASSET QUALITY – DELINQUENT & CRITICIZED LOANS Delinquent loans / Total loans Criticized loans / Total loans Note: Numbers may not add due to rounding. Represents loans 30 to 89 days past due and still accruing. Includes nonaccrual loans of $24.1 million, $19.4 million, $18.1 million, $12.4 million, and $9.9 million as of 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26, respectively. Includes a CRE loan designated nonaccrual of $11.0 million, $10.6 million and $10.2 million for 2Q25 and 3Q25, and 4Q25, respectively. Includes a C&I relationship in the retail industry of $12.2 million, $11.8 million, $11.6 million, $11.4 million, and $11.2 million for 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26, respectively. Includes a CRE loan of $55.0 million, $54.8 million, and $54.5 million in the hospitality industry for 4Q25, 1Q26, and 2Q26, respectively. Includes a CRE loan in the retail industry of $21.2 million for both 1Q26 and 2Q26. (3) (3) The $19.5 million increase in delinquent loans in the second quarter was primarily driven by a $21.2 million commercial real estate retail loan. Delinquent Loans(1)（$ in millions） Criticized Loans(2)（$ in millions） (3) (4) (3) (4) (4,5) (6) (4, 5, 6) (4, 5) (6)

Nonperforming assets were $9.9 million at the end of the second quarter, down 20.2% from $12.4 million at the end of the first quarter. ASSET QUALITY – NONPERFORMING ASSETS & NONACCRUAL LOANS Nonperforming assets exclude repossessed personal property of $0.6 million, $0.4 million, $0.6 million, $0.3 million, and $0.3 million for 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26, respectively. Specific allowance for credit losses for 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26 was $4.1 million, $4.4 million, $3.4 million, $3.2 million, and $2.6 million, respectively. Residential real estate includes consumer loans. Represents a CRE loan with a balance of $10.2 million, $0.3 million, and $0.3 million at 4Q25, 1Q26, and 2Q26, respectively. Note: Numbers may not add due to rounding. (2) (3) (2) (2) (2) (2) Nonperforming Assets(1)（$ in millions） Nonaccrual Loans（$ in millions） (4) Nonperforming assets / Total assets

ASSET QUALITY – GROSS & NET LOAN CHARGE-OFFS Note: Numbers may not add due to rounding. Net charge-offs for the second quarter were $1.3 million, or 8 bps annualized. Gross Charge-offs（$ in millions） Net Charge-offs (Recoveries)（$ in millions） (2) Includes a $2.0 million recovery on a loan previously charged-off in 3Q25. Includes an $8.6 million commercial real estate loan charge-off. Net Charge-offs / Average loans (1) (1) (2)

The allowance for credit losses was $70.5 million at June 30, 2026, or 1.08% of total loans, unchanged from the prior quarter. Allowance for Credit Losses（$ in millions） Credit Loss Expense（$ in millions） ACL TREND

ACL ANALYSIS BY LOAN TYPE Note: Numbers may not add due to rounding. ($ in millions) $46,203 $46,112 $46,022 $45,930 $45,838 Allowance Loans Allowance Loans Allowance Loans Allowance Loans Allowance Loans CRE $37.4 $4,022.3 $36.799999999999997 $3,998.1 $38.700000000000003 $4,030.1 $40.200000000000003 $4,015.3 $37.5 $3,948.9 C&I 8.6999999999999993 1,171.3 8.8000000000000007 1,152.5999999999999 7.8 1,074.9000000000001 7.3 1,052.5 6.9 918 Equipment Finance 12.7 362.8 11.6 392.6 10.4 408.5 11 416.9 11.8 445.2 RRE & Consumer 11.7 978.9 13.3 1,002.2 13 1,049.9000000000001 11.3 1,043.5999999999999 10.6 993.9 Total $70.5 $6,535.3 $70.5 $6,545.5 $69.900000000000006 $6,563.4 $69.8 $6,528.2999999999993 $66.8 $6,306

Capital and Liquidity

RISK MANAGEMENT

CRE Concentration

Hanmi has not exceeded the supervisory criteria to be considered to have CRE concentration risk under regulatory guidance[1]; however, Hanmi's risk management practices address the six elements of regulatory guidance[2]



369%
369%
357%
343%
335%
320%
318%
300%
50%
13%
14%
18%
14%
4%
0.1%
4%
2020
2021
2022
2023
2024
2025
2Q26
NOO CRE 3-Year Growth Rate
NOO CRE Loans to Tier 1 Capital and Allowable Allowance

Liquidity Stress Test

Hanmi's risk management practices include comprehensive contingency funding plans intended to plan for funding needs in scenarios of liquidity shortfall. Management performs the test quarterly. The recent stress test indicates that the Bank could withstand a severe stress[3] scenario and remain above policy minimums



24.7%
22.3%
18.8%
21.9%
Month 1
Month 12
Funds Available (% of Assets)
Stress Assumption
Relief Assumption
Month 1: Stress test begins; Month 12: Stress test ends

Capital Stress Test

Hanmi is not required to perform a capital stress test; however, Hanmi's risk management practices include an annual capital stress test for the Company and the Bank using applicable CCAR assumptions[4]



15.06%
16.35%
8.00%
12.37%
13.44%
6.00%
12.05%
13.12%
4.50%
10.70%
11.33%
4.00%
Total Risk-based Capital
Tier 1 Capital
CET 1 Capital
Tier 1 Leverage
Company
Severely Adverse Case (+2 Years)
Minimum Regulatory (CCAR/DFAST)

(1) Source: FDIC Financial Institution Letters (FIL-64-2023), as of December 18, 2023; also total ADC (Acquisition, Development, and Construction) loans are well below 100% of Bank's total capital for all periods presented

(2) Six elements of regulatory guidance – (1) maintain strong capital levels, (2) ensure that credit loss allowances are appropriate, (3) manage construction and development (C&D) and CRE loan portfolios closely, (4) maintain updated financial and analytical information, (5) bolster the loan workout infrastructure, (6) maintain adequate liquidity and diverse funding sources

(3) Liquidity stress test based on deposits at March 31, 2026. Severe stress scenario makes the following stress assumptions: (a) 22% deposit outflow in month one of the 12-month forecast, (b) Bank unable to replace wholesale deposits, (c) federal fund lines cut off, and (d) reduced loan and securities collateral-based FHLB and FRB borrowing capacity; and the relief scenario constitutes drawing down borrowings from the FHLB.

(4) Capital ratios at December 31, 2025 for the Company. 2026 CCAR makes the following assumptions: (a) trough real GDP growth declining by 5.4%, (b) peak unemployment rate reaching 10.0%, (c) housing prices declining by 30.0%, and (d) CRE valuations declining by 39.0%

34

REGULATORY CAPITAL Pro forma illustrates capital ratios with unrealized AFS securities losses at June 30, 2026. Non-GAAP financial measure; refer to the non-GAAP reconciliation slide. (1) (1) Company Bank The Company exceeded regulatory minimums and the Bank remained “well capitalized” at June 30, 2026. “ ”

LIQUIDITY Rate at June 30, 2026, based on 3-month SOFR + 166 bps. Issued in August 2021 and due in September 2031. The interest rate is fixed at 3.75% for 5 years. The rate resets quarterly commencing September 1, 2026 to the 3-month SOFR + 310 bps. Liquidity Position（$ in millions） Cash & Securities at Company-only （$ in millions） Company-only Subordinated Debentures （$ in millions） Liquidity Ratios Balance % of Assets Cash & cash equivalents $ 331 4.2% Securities (unpledged) 850 10.7% Loans held for sale 17 0.2% Liquid Assets 1,198 15.1% FHLB available borrowing capacity 1,441 18.1% FRB discount window borrowing capacity 858 10.8% Federal funds lines (unsecured) available 140 1.8% Secondary Liquidity Sources 2,439 30.7% Bank Liquidity (Liquid Assets + Secondary Liquidity) $ 3,637 45.7% Balance Cash $ 8 Securities (AFS) 46 $ 54 Amortized Par Cost Rate 2036 Trust Preferred Securities $ 27 $ 22 5.33% 2031 Subordinated Debt 110 109 3.75% $ 137 $ 131 The Bank and the Company had ample liquidity resources at June 30, 2026. (1) (2)

(1) (1) Non-GAAP financial measure, refer to the non-GAAP reconciliation slides. Includes shares purchased to satisfy employees’ tax liabilities upon the vesting of stock-based compensation of $0.4 million, $1.1 million, and $0.4 million for 2Q25, 1Q26, and 2Q26, respectively. “Net Income – Retained” is equal to net income minus dividend payout and share repurchases. CAPITAL MANAGEMENT TCE / TA(1) (3) Due to prudent capital management, while driving stockholder return through stable quarterly dividends and the share repurchase program, tangible book value per share (TBVPS)(1) increased 1.8% to $27.04 at the end of the second quarter. TBVPS(1) & TCE/TA(1) Dividends, Share Repurchases & TCE/TA(1)（$ in millions） (2)

Note: Numbers may not add due to rounding For illustrative purposes, assumes the completion of a $55 million subordinated debt offering with a 1.25% placement fee and $250 thousand of fixed offering costs and the redemption of $110 million of subordinated notes due 2031, in each case as of June 30, 2026 Hanmi Financial Corporation (1) PRO FORMA CAPITAL RATIOS

For illustrative purposes, assumes the completion of a $55 million subordinated debt offering with a 1.25% placement fee and $250 thousand of fixed offering costs and the redemption of $110 million of subordinated notes due 2031, in each case as of June 30, 2026 Excludes amortization of unamortized issuance cost for 2031 and proposed 2036 subordinated notes and unaccreted discount for 2036 junior subordinated notes Illustrative subordinated debt coupon of 6.25% PRO FORMA DOUBLE LEVERAGE & DEBT SERVICE COVERAGE

Non-GAAP Reconciliation

NON-GAAP RECONCILIATION: TANGIBLE COMMON EQUITY TO TANGIBLE ASSET RATIO There were no preferred shares outstanding at the periods indicated. (In thousands, except share, per share data and ratios) June 30, March 31, December 31, September 30, June 30, Hanmi Financial Corporation 46203 46112 46022 45930 45838 Assets $8,001,473 $7,839,227 $7,869,185 $7,856,731 $7,862,363 Less goodwill and other intangible assets ,-11,031 ,-11,031 ,-11,031 ,-11,031 ,-11,031 Tangible assets $7,990,442 $7,828,196 $7,858,154 $7,845,700 $7,851,332 Stockholders' equity (1) $,812,680 $,802,819 $,796,386 $,779,550 $,762,834 Less goodwill and other intangible assets ,-11,031 ,-11,031 ,-11,031 ,-11,031 ,-11,031 Tangible stockholders' equity (1) $,801,649 $,791,788 $,785,355 $,768,519 $,751,803 Add AFS securities AOCI 46,552 45,570 43,277 48,004 54,541 Tangible stockholders' equity without AFS securities AOCI (1) $,848,201 $,837,358 $,828,632 $,816,523 $,806,344 Stockholders' equity to assets 0.1016 0.1024 0.1012 9.9199999999999997E-2 9.7000000000000003E-2 Tangible common equity to tangible assets (TCE/TA) (1) 0.1003 0.1011 9.9900000000000003E-2 9.8000000000000004E-2 9.5799999999999996E-2 TCE/TA (w/o AFS securities AOCI) (1) 0.1062 0.107 0.10539999999999999 0.1041 0.1027 Common shares outstanding 29,650,306 29,806,694 29,894,757 29,975,371 30,176,568 Tangible common equity per common share $27.04 $26.56 $26.27 $25.64 $24.91 (In thousands, except share, per share data and ratios) June 30, March 31, December 31, September 30, June 30, Hanmi Financial Corporation 46203 46112 46022 45930 45838 Assets $8,001,473 $7,839,227 $7,869,185 $7,856,731 $7,862,363 Less goodwill and other intangible assets ,-11,031 ,-11,031 ,-11,031 ,-11,031 ,-11,031 Tangible assets $7,990,442 $7,828,196 $7,858,154 $7,845,700 $7,851,332 Stockholders' equity (1) $,812,680 $,802,819 $,796,386 $,779,550 $,762,834 Less goodwill and other intangible assets ,-11,031 ,-11,031 ,-11,031 ,-11,031 ,-11,031 Tangible stockholders' equity (1) $,801,649 $,791,788 $,785,355 $,768,519 $,751,803 Add AFS securities AOCI 46,552 45,570 43,277 48,004 54,541 Tangible stockholders' equity without AFS securities AOCI (1) $,848,201 $,837,358 $,828,632 $,816,523 $,806,344 Stockholders' equity to assets 0.1016 0.1024 0.1012 9.9199999999999997E-2 9.7000000000000003E-2 Tangible common equity to tangible assets (TCE/TA) (1) 0.1003 0.1011 9.9900000000000003E-2 9.8000000000000004E-2 9.5799999999999996E-2 TCE/TA (w/o AFS securities AOCI) (1) 0.1062 0.107 0.10539999999999999 0.1041 0.1027 Common shares outstanding 29,650,306 29,806,694 29,894,757 29,975,371 30,176,568 Tangible common equity per common share $27.04 $26.56 $26.27 $25.64 $24.91

NON-GAAP RECONCILIATION: PRO FORMA REGULATORY CAPITAL Note: numbers may not add due to rounding Pro forma capital ratios at June 30, 2026. ($ in thousands) Company(1) Bank(1) Common Equity Tier 1 Tier 1 Total Risk-based Common Equity Tier 1 Tier 1 Total Risk-based Regulatory capital $,836,297 $,858,231 $1,041,195 $,912,635 $,912,635 $,985,599 Unrealized loss on AFS securities ,-46,552 ,-46,552 ,-46,552 ,-46,443 ,-46,443 ,-46,443 Adjusted regulatory capital $,789,745 $,811,679 $,994,643 $,866,192 $,866,192 $,939,156 Risk weighted assets $6,808,155 $6,808,155 $6,808,155 $6,808,585 $6,808,585 $6,808,585 Risk weighted assets impact of unrealized losses on AFS securities -8,561 -8,561 -8,561 -8,976 -8,976 -8,976 Adjusted Risk weighted assets $6,799,594 $6,799,594 $6,799,594 $6,799,609 $6,799,609 $6,799,609 Regulatory capital ratio as reported 0.12280000000000001 0.12609999999999999 0.15290000000000001 0.13400000000000001 0.13400000000000001 0.14480000000000001 Impact of unrealized losses on AFS securities -0.67000000000000002 -0.67000000000000002 -0.67000000000000002 -0.67000000000000002 -0.67000000000000002 -0.66 Pro forma regulatory capital ratio 0.11610000000000001 0.11939999999999999 0.1462 0.1273 0.1273 0.13820000000000002 ($ in thousands) Company(1) Bank(1) Common Equity Tier 1 Tier 1 Total Risk-based Common Equity Tier 1 Tier 1 Total Risk-based Regulatory capital $,836,297 $,858,231 $1,041,195 $,912,635 $,912,635 $,985,599 Unrealized loss on AFS securities ,-46,552 ,-46,552 ,-46,552 ,-46,443 ,-46,443 ,-46,443 Adjusted regulatory capital $,789,745 $,811,679 $,994,643 $,866,192 $,866,192 $,939,156 Risk weighted assets $6,808,155 $6,808,155 $6,808,155 $6,808,585 $6,808,585 $6,808,585 Risk weighted assets impact of unrealized losses on AFS securities -8,561 -8,561 -8,561 -8,976 -8,976 -8,976 Adjusted Risk weighted assets $6,799,594 $6,799,594 $6,799,594 $6,799,609 $6,799,609 $6,799,609 Regulatory capital ratio as reported 0.12280000000000001 0.12609999999999999 0.15290000000000001 0.13400000000000001 0.13400000000000001 0.14480000000000001 Impact of unrealized losses on AFS securities -0.67000000000000002 -0.67000000000000002 -0.67000000000000002 -0.67000000000000002 -0.67000000000000002 -0.66 Pro forma regulatory capital ratio 0.11610000000000001 0.11939999999999999 0.1462 0.1273 0.1273 0.13820000000000002

NON-GAAP RECONCILIATION: PREPROVISION NET REVENUE (In thousands) Percentage Change 46,203 46,112 46,022 45,930 45,838 Q2-26 Q2-26 Hanmi Financial Corporation 46203 46112 46022 45930 45838 vs. Q1-26 vs. Q2-25 Net income $23,505 $22,557 $21,239 $22,061 $15,117 Add back: Credit loss expense 1,186 2,892 1,943 2,145 7,631 Income tax expense 8,475 7,925 8,887 9,396 6,115 Preprovision net revenue $33,166 $33,374 $32,069 $33,602 $28,863 -0.6% 0.14899999999999999 (In thousands) Percentage Change 46,203 46,112 46,022 45,930 45,838 Q2-26 Q2-26 Hanmi Financial Corporation 46203 46112 46022 45930 45838 vs. Q1-26 vs. Q2-25 Net income $23,505 $22,557 $21,239 $22,061 $15,117 Add back: Credit loss expense 1,186 2,892 1,943 2,145 7,631 Income tax expense 8,475 7,925 8,887 9,396 6,115 Preprovision net revenue $33,166 $33,374 $32,069 $33,602 $28,863 -0.6% 0.14899999999999999